UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

Equillium, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38692	82-1554746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa Suite 105
La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 240-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2025, Equillium, Inc. (the “Company”) announced that its estimated cash, cash equivalents and short-term investments as of March 31, 2025 was approximately $14.5 million in the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

The Company’s actual financial statements as of and for the quarter ended March 31, 2025 are not yet available. The actual amounts that the Company reports will be subject to the Company’s financial closing procedures and any final adjustments that may be made prior to the time its financial results for the quarter ended March 31, 2025 are finalized and filed with the Securities and Exchange Commission (“SEC”). The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. This estimate should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and it is not necessarily indicative of the results to be achieved in any future period.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including, but not limited to, statements regarding the Company’s preliminary estimates of unaudited cash, cash equivalents and short-term investments as of March 31, 2025. Forward-looking statements are typically, but not always, identified by the use of words such as “may,” “would,” “believe,” “intend,” “plan,” “anticipate,” “estimate,” “expect,” and other similar terminology. Forward-looking statements are based on current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it, and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from the expectations set forth in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures, risks and uncertainties associated with the Company’s business and finances in general, as well as other risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with SEC. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press Release date April 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equillium, Inc.

Dated: April 24, 2025	By:	/s/ Bruce Steel
Bruce Steel
Chief Executive Officer